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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    December 23, 1996
                                                    ---------------------------


                        SOUTHERN MINERAL CORPORATION
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           (Exact name of registrant as specified in its charter)


                                   Nevada
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               (State or other jurisdiction of incorporation)


            0-8043                                          36-2068676
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   (Commission File Number)                    (IRS Employer Identification No.)


     500 Dallas, Suite 2800, Houston, Texas                 77002-4708
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       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code   (713) 658-9444
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        (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

         On December 23, 1996, Southern Mineral Corporation, a Nevada corporation (the "Company"), consummated a sale of 2,500,000 shares of its common stock, par value $.01 per share ("Common Stock"), at a price of $4.50 per share or an aggregate $11,250,000. The sale was made in a private placement to institutional and accredited investors for which Morgan Keegan & Company, Inc. ("MKC") was the placement agent. Net proceeds to the Company were $10,687,500 after payment to the placement agent of a 5% fee of $562,500. The Company used the net proceeds to repay outstanding bank debt, and will use the existing credit facility to fund approximately $6,000,000 of planned exploration and development activities, pay approximately $100,000 in third-party offering expenses, and for working capital and general corporate purposes. As part of MKC's compensation for acting as placement agent, the Company issued to MKC a warrant exercisable for 120,000 shares of Common Stock at $4.50 per share until December 23, 2001, subject to certain anti-dilution adjustments. The Company has agreed to file a shelf registration statement to cover the resale of the shares of Common Stock sold in the private placement and underlying MKC's warrant. The Company has agreed to indemnify the selling stockholders including MKC, and also to indemnify MKC in its capacity as placement agent, against certain liabilities, including liabilities under the federal securities laws, and to contribute to payments that they may be required to make in respect thereof.

         This summary is qualified by reference to the placement agent agreement between the Company and MKC, Stock Purchase Agreement between the Company and the purchasers in the offering, and the Warrant issued to MKC, copies of which are filed herewith as exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.

                          Inapplicable.

         (b)     Pro Forma Financial Information.

                          Inapplicable.

         (c)     Exhibits.

                 2.1 Agreement between Southern Mineral Corporation and Morgan Keegan & Company, Inc., dated November 4, 1996 and executed November 6, 1996 (filed herewith).

                 2.2 Form of Stock Purchase Agreement, dated December 23, 1996, entered into by Southern Mineral Corporation and the Purchasers identified therein (filed herewith).

                 2.3 Form of Warrant, dated December 23, 1996, issued by Southern Mineral Corporation to Morgan Keegan & Company, Inc. for up to 120,000 shares of Common Stock (filed herewith).

                 99 Press Release of Southern Mineral Corporation dated December 23, 1996 concerning private placement of Common Stock on same date (filed herewith).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 1996                         SOUTHERN MINERAL CORPORATION



                                          By:     /s/ James H. Price
                                             ----------------------------------
                                                      James H. Price,
                                                  Vice President--Finance





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                               INDEX TO EXHIBITS

       EXHIBIT
         NO.                       DESCRIPTION
       -------                     -----------
         2.1          Agreement between Southern Mineral Corporation and Morgan
                      Keegan & Company, Inc., dated November 4, 1996 and
                      executed November 6, 1996 (filed herewith).

         2.2          Form of Stock Purchase Agreement, dated December 23,
                      1996, entered into by Southern Mineral Corporation and the Purchasers identified therein (filed herewith).

         2.3          Form of Warrant, dated December 23, 1996, issued by
                      Southern Mineral Corporation to Morgan Keegan & Company,
                      Inc. for up to 120,000 shares of Common Stock (filed herewith).

         99           Press Release of Southern Mineral Corporation dated
                      December 23, 1996 concerning private placement of Common
                      Stock on same date (filed herewith).





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